iShares®

iShares Trust

Supplements dated September 28, 2009

to the Prospectus dated August 12, 2008 for the

iShares MSCI All Country Asia ex Japan Index Fund (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus for the Fund.

Effective September 28, 2009, the third paragraph under the heading “Management” on page 7 of the Prospectus is hereby deleted in its entirety and replaced with the following:

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI BRIC Index Fund, iShares MSCI Emerging Markets Index Fund and iShares MSCI Emerging Markets Eastern Europe Index Fund, which are offered in separate prospectuses) as follows: 0.75% per annum of the aggregate net assets less than or equal to $14.0 billion, plus 0.68% per annum of the aggregate net assets over $14.0 billion, up to and including $28.0 billion, plus 0.61% per annum of the aggregate net assets in excess of $28.0 billion.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of Barclays Global Investors, N.A.	BGI-A-AAXJ-S1

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE

iShares®

iShares Trust

Supplement dated September 28, 2009

to the Statement of Additional Information (“SAI”) dated August 12, 2008 (as revised October 30, 2008)

for the iShares MSCI All Country Asia ex Japan Index Fund (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the SAI for the Fund.

Effective September 28, 2009, the second paragraph under the heading “Investment Advisory, Administrative and Distribution Services” beginning on page 19 of the SAI is hereby deleted in its entirety and replaced with the following:

For its investment advisory services to the Fund, BGFA is paid a management fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds issued by iShares, Inc. (iShares MSCI BRIC Index Fund, iShares MSCI Emerging Markets Index Fund and iShares MSCI Emerging Markets Eastern Europe Index Fund), which are offered in separate prospectuses as follows: 0.75% per year of the aggregate net assets less than or equal to $14.0 billion, plus 0.68% per year of aggregate net assets between $14.0 billion and $28.0 billion, plus 0.61% per year of aggregate net assets in excess of $28.0 billion.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of Barclays Global Investors, N.A.	BGI-SAI-18-S1

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE